Exhibit 99.1



                        CERTIFICATION OF PERIODIC REPORT


I, Jeffrey R. Esposito, President of JRE Inc., (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended April 30, 2003 (the "Report") fully complies with the requirements of
     Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: June 12, 2003





                                           /s/  Jeffrey R. Esposito
                                           -------------------------------------
                                                Jeffrey R. Esposito
                                                President